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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C., 20549

                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            -----------------------


                            Date of Report (Date of
                     Earliest event reported): July 6, 1999

                                  OPTEL, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                                          95-4495524
         --------                                          ----------
(State or other jurisdiction                    (I.R.S. Employer Identification
of incorporation or organization)                            Number)

                                   333-24881
                                   ---------
                            (Commission File Number)

          1111 West Mockingbird Lane, Suite 1000, Dallas, Texas 75247
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)






Registrant's telephone number, including area code: (214) 634-3800


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ITEM 5.       OTHER MATERIALLY IMPORTANT EVENTS

              On July 6, 1999, the Registrant issued the press release attached hereto as Exhibit "A" announcing Registrant's third quarter fiscal 1999 results.

ITEM 7.       EXHIBITS

              Press Release, dated July 6, 1999.


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                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:         July 7, 1999

                                  OpTel, Inc.
                                  (Registrant)


                                  By: /s/ MICHAEL E. KATZENSTEIN
                                      -----------------------------------------
                                      Name:  Michael E. Katzenstein
                                      Title: Vice President and General Counsel


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                                 EXHIBIT INDEX

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
Exhibit
Number                     Description                                          Page No.
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
 20                        Press Release, dated July 6, 1999                       5